SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 20, 2002


                            VALENCE TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                   0-20028                    77-0214673
(State of Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)             Identification No.)



                       6504 Bridgepoint Parkway, Suite 415
                               Austin, Texas 78730
                    (Address of Principal Executive Offices)


                                 (512) 527 2910
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. OTHER EVENTS

Reference is made to an equity commitment dated March 20, 2002 between Registrant and Berg & Berg Enterprises, LLC, which is incorporated herein by this reference. A copy of the equity commitment is attached to this Form 8-K as
Exhibit 10.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          10.1 Equity commitment between Registrant and Berg & Berg Enterprises, LLC, dated March 20, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 22, 2002                          VALENCE TECHNOLOGY, INC.


                                        By:   /S/ KEVIN W. MISCHNICK
                                           -----------------------------------
                                              Kevin W. Mischnick
                                              Vice President of Finance


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                                  EXHIBIT INDEX


EXHIBITS

10.1 Equity commitment between Registrant and Berg & Berg Enterprises, LLC, dated March 20, 2002.


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